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                                                                    EXHIBIT 10.6

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

                This Amendment, dated as of February 26, 2003, is made by and among ENTEGRIS, INC., a Minnesota corporation (the "Borrower"), each of the banks appearing on the signature pages hereof, together with such other banks as may from time to time become a party to the Credit Agreement (defined below) pursuant to the terms and conditions of Article VIII of the Credit Agreement (herein collectively called the "Banks" and individually each called a "Bank"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, assignee of Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association, in its separate capacity as administrative agent for itself and all other Banks (in such capacity, the "Agent").

                                    Recitals

                A. The Borrower, the Banks and the Agent have entered into a Credit Agreement dated as of November 30, 1999, as amended by a First Amendment to Credit Agreement dated as of October 17, 2000, a Second Amendment to Credit Agreement dated as of March 1, 2002 and a Consent and Amendment Agreement dated as of February 7, 2003 (as so amended, the "Credit Agreement").

                B. The Borrower has requested that the Banks and the Agent, among other things (i) increase the Revolving Commitment Amount, (ii) extend the maturity of the credit facility provided under the Credit Agreement, and (iii) amend certain other provisions of the Credit Agreement.

                C. The Banks and the Agent are willing to grant the Borrower's requests subject to the terms and conditions set forth below.

                ACCORDINGLY, in consideration of the premises and for other good and valuable consideration, the Borrower, the Banks and the Agent agree as follows:

                1. All capitalized terms used in this Amendment and not otherwise specifically defined in this Amendment shall have the meanings given such terms in the Credit Agreement.

                2. Section 1.1 of the Credit Agreement is hereby amended by amending or adding, as applicable, the following definitions to read in their entirety as follows:

                '"Acquisition' means the acquisition by the Borrower and Entegris Cayman of certain assets of Asyst pursuant to the Acquisition Documents."

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                '"Acquisition Documents' means (a) the Asset Purchase Agreement dated as of February 11, 2003 among Asyst, the Borrower and Entegris Cayman, (b) the Patent Assignment and Cross-License and Trademark License Agreement dated as of February 11, 2003 between Asyst and the Borrower, (c) the Transition Services Agreement dated as of February 11, 2003 among Asyst, the Borrower and Entegris Cayman, (d) the Escrow Agreement dated as of February 11, 2003 among Asyst, the Borrower, Entegris Cayman and Wells Fargo Bank, National Association in its capacity as escrow agent thereunder, and (e) separate Employment Agreements of John Burns and Gary Gallagher dated as of February 11, 2003, including, in each case, all exhibits, schedules and other attachments thereto."

                '"Asyst' means Asyst Technologies, Inc., a California corporation."

                '"Base Rate' means the Prime Rate."

                '"Capital Expenditure' means any expenditure of money for the purchase or construction of fixed assets or for the purchase or construction of any other assets, or for improvements or additions thereto, which are capitalized on the Borrower's balance sheet, whether payable currently or in the future, excluding, however, any expenditure of cash in connection with an acquisition of stock or assets of another Person permitted under Section 6.4 of this Agreement."

                '"Cash Taxes' means, with respect to the applicable Covenant Computation Period, the Tax Expense for such Covenant Computation Period, plus (minus) any increase (decrease) in deferred tax assets during such Covenant Computation Period and minus (plus) any increase (decrease) in deferred tax liabilities during such Covenant Computation Period."

                '"Consent' means the Consent and Amendment Agreement dated as of February 7, 2003 among the Borrower, the Agent and the Banks."

                '"Domestic Cash' means the cash and cash equivalents owned by the Borrower and/or the Borrower's Domestic Subsidiaries."

                '"Domestic Subsidiary' means a Subsidiary organized under the laws of one of the States of the United States."

                '"Domestic Tangible Net Worth' means the sum (without duplication) of the Tangible Net Worth of (i) the Borrower, (ii) the Borrower's Domestic Subsidiaries, and (iii) the Guarantors, determined on a consolidated basis in accordance with GAAP; provided, however, that, for purposes of calculating Domestic Tangible Net Worth (a) Domestic Tangible Net Worth shall not include the Tangible Net Worth (or any portion thereof) of or attributable to a Foreign Subsidiary which is not also a Guarantor, (b) neither an investment of the Borrower, any Domestic Subsidiary or any

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        Guarantor in or to any Foreign Subsidiary nor any receivables due to the
        Borrower, any Domestic Subsidiary or any Guarantor from any Foreign Subsidiary shall be included in any determination of Domestic Tangible Net Worth, (c) the Tangible Net Worth of any Foreign Subsidiary which is also a Guarantor shall be limited to an amount agreed to by the Agent, the Banks and the Borrower upon such Foreign Subsidiary's becoming a Guarantor and, if not so agreed, such amount shall at all times be zero, and (d) the Specified Foreign Trade Receivables shall be included as tangible assets of the Borrower)."

                '"Entegris Cayman' means Entegris Cayman Ltd., a Cayman Island corporation and wholly-owned Subsidiary of the Borrower."

                '"Entegris Custom Products' means Entegris Custom Products, Inc., a Minnesota corporation."

                '"Financial Covenants' means the covenants contained in Sections
        5.8 through 5.13."

                "'Fixed Charge Coverage Ratio' means, with respect to the applicable Covenant Computation Period, the ratio of (a) EBITDA, plus Rent Expense, less Capital Expenditures, less Cash Taxes (whether or not included in the calculation of EBITDA), less Permitted Restricted Payments, to (b) Interest Expense, plus Rent Expense, plus current maturities of Long Term Debt."

                '"Foreign Subsidiary' means a Subsidiary other than a Domestic Subsidiary."

                '"Fourth Amendment' means the Fourth Amendment to Credit Agreement dated as of February 26, 2003 among the Borrower, the Banks and the Agent."

                '"Guarantor' means NT International, Entegris Custom Products and each other Subsidiary of the Borrower that executes and delivers a Guaranty in favor of the Agent and the Banks and (a) "Guarantors" means all of them, and (b) "either of the Guarantors" (or similarly constructed phrases) means "any of the Guarantors"."

                '"Guaranty' means a Guaranty of a Guarantor in favor of the Agent and the Banks, in form and substance satisfactory to the Agent, guaranteeing the Obligations, as the same may be amended, supplemented or restated from time to time, and "Guaranties" means all of them."

                '"Intercompany Loan' means a loan by the Borrower to one or more of its Subsidiaries or a loan by one or more of the Borrower's Subsidiaries to the Borrower."

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                '"Maturity Date' means February 27, 2004 with respect to the
        Revolving Facility."

                '"NT International' means NT International, Inc., a Minnesota corporation."

                '"Percentage' means, as to any Bank, the percentage set forth opposite such Bank's signature on the execution pages of the Fourth Amendment, or below such Bank's signature on any Assignment Certificate executed by such Bank, representing the ratio of such Bank's Revolving Commitment to the Revolving Commitment Amount."

                '"Prime Rate' means the rate of interest publicly announced from time to time by the Agent as its "prime" or "base" rate or, if the Agent ceases to announce a rate so designated, any similar successor rate designated by the Required Banks."

                '"Prior Guarantors' means Empak and Fluoroware."

                '"Prior Guarantor Obligations' means all obligations of Empak and/or Fluoroware to the Agent or the Banks under or in connection with the Credit Agreement, their respective Guaranties or the other Loan Documents as the same existed immediately prior to their merger with and into the Borrower, including, without limitation all obligations of Fluoroware with respect to the IDRB Financing, IDRB Letter of Credit and IDRB Letter of Credit Reimbursement Agreement."

                '"Required Net Worth Amount' [deleted]."

                "'Revolving Commitment' means, with respect to each Bank, the amount of the Revolving Commitment set forth opposite such Bank's name on the execution pages of the Fourth Amendment, or below such Bank's signature on an Assignment Certificate executed by such Bank, unless such amount is reduced pursuant to Section 2.14(a) hereof, in which event it means the amount to which said amount is reduced pursuant thereto, or as the context may require, the obligation of such Bank to make Revolving Advances, as contemplated in Section 2.1."

                "'Revolving Commitment Amount' shall mean Forty Million Dollars ($40,000,000), being the maximum amount of the Revolving Commitments of all Banks, in the aggregate, to make Revolving Advances to the Borrower pursuant to Section 2.1, subject to reduction in accordance with Section 2.14(a)."

                "'Revolving Commitment Period' means a 364-day period commencing on February 28, 2003 and ending on the Maturity Date, unless the Revolving Commitments are earlier terminated pursuant to Section 7.2 or are earlier reduced to zero pursuant to Section 2.14(a)."

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                "'Revolving Note' means a promissory note of the Borrower
        payable to a Bank in the amount of such Bank's Revolving Commitment, in substantially the form of Exhibit A (as such promissory note may be amended, extended or otherwise modified from time to time), evidencing the aggregate indebtedness of the Borrower to such Bank resulting from such Bank's Percentage of each Borrowing under the Revolving Facility, and also means each promissory note accepted by such Bank from time to time in substitution therefor or in renewal thereof."

                '"Specified Affiliates' means OregonLabs LLC, a Minnesota limited liability company, Metron Technology, SV, a Netherlands corporation, Xiangfan Huaguang Atcor Technolgy, LLC, a Chinese limited liability company and Entegris Precision Technology, Ltd., a Taiwan corporation."

                '"Specified Receivables' means receivables due to the Borrower from a Specified Affiliate on and as of the date of the Fourth Amendment, but shall in no event include any receivable generated or due on or after the date of the Fourth Amendment."

                '"Specified Investments' means investments by the Borrower in a Specified Affiliate on and as of the date of the Fourth Amendment, but shall in no event include any investment of the Borrower in or to such Specified Affiliate made on or after the date of the Fourth Amendment."

                '"Specified Foreign Trade Receivables' means the aggregate amount of all trade receivables due to the Borrower from any one or more of its Foreign Subsidiaries."

                "'Tangible Net Worth' of a Person means, as of the applicable Covenant Computation Date, the difference between (a) the tangible assets of such Person, calculated in accordance with GAAP, after deducting adequate reserves in each case where, in accordance with GAAP, a reserve is proper and (b) all Debt of such Person; provided, that in no event shall there be included as tangible assets: patents, trademarks, tradenames, copyrights, licenses, goodwill, receivables due from or investments in Affiliates of such Person (but Specified Receivables and Specified Investments shall be included as tangible assets of the Borrower), prepaid expenses, deposits, deferred charges or treasury stock or any securities or Debt of such Person, or any other securities unless such securities are readily marketable on a public exchange in the United States of America or are entitled to be used as a credit against federal income tax liabilities, and any other assets designated from time to time by the Agent, in its reasonable discretion, as intangible assets."

                '"Tax Expense' means, with respect to any Person with respect to the applicable Covenant Computation Period, federal, state, local and foreign income tax expense recognized by such Person with respect to such Covenant Computation Period, as determined in accordance with GAAP."

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                "'Unused Commitment Fee Percentage' means, as of the date of determination, the percentage set forth in the table below opposite the applicable range of the ratio of Total Funded Debt to EBITDA of the Borrower and its Subsidiaries as of such date of determination; provided, however, notwithstanding the foregoing, the Unused Commitment Fee Percentage shall be 0.200% so long as the Borrower is in compliance with the requirements of Section 5.12 hereof. Reductions and increases in the Unused Commitment Fee Percentage will be verified by the Agent upon receipt of the financial statements of the Borrower and its Subsidiaries and related compliance certificate as required under
        Section 5.1(b) of this Agreement. The ratio will be determined on the basis of a rolling four quarter calculation of the ratio of Total Funded Debt to EBITDA as of the last day of the most recent quarter-end reflected in the most recent financial statements delivered by the Borrower for the Borrower and its Subsidiaries under Section 5.1(b). Any reduction or increase in the Unused Commitment Fee Percentage will become effective on the first day of the first month following the applicable Quarterly Financial Statement Due Date. If the Borrower fails to deliver the financial statements of the Borrower and its Subsidiaries and/or related compliance certificate required under Section 5.1(b) on or before the applicable Quarterly Financial Statement Due Date, the Borrower and its Subsidiaries shall be deemed to have a ratio of Total Funded Debt to EBITDA for such quarter of more than 2.00 to 1.00, and the Unused Commitment Fee Percentage will be 0.350% beginning on the first day of the first month following such Quarterly Financial Statement Due Date and will continue as such until the Borrower delivers the financial statements of the Borrower and its Subsidiaries for the next fiscal quarter in accordance with Section 5.1(b).

              Ratio of Total Funded                    Unused Commitment Fee
                 Debt to EBITDA                             Percentage
         -------------------------------------------------------------------
                   * 2.00/1.00                               0.350%
         -------------------------------------------------------------------
            * 1.50/1.00 to 2.00/1.00                         0.300%
         -------------------------------------------------------------------
            1.00/1.00 to 1.50/1.00                           0.250%
         -------------------------------------------------------------------
                  ** 1.00/1.00                               0.200%
         -------------------------------------------------------------------
* - less than
** - greater than

                3.      Addition of Section 1.2 to the Credit Agreement. Section
1.2 is hereby added to the Credit Agreement as follows:

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                "Section 1.2 References to Empak, Fluoroware and Related
        References. The parties hereto acknowledge and agree that both Empak and Fluoroware have been merged with and into the Borrower as contemplated by the Second Amendment and that all Prior Guarantor Obligations have been assumed by the Borrower as a result of such merger. As a consequence of the foregoing, all Prior Guarantor Obligations shall be deemed to be obligations of the Borrower and all references in the Credit Agreement or any other Loan Document to "Empak" or "Fluoroware" or related terms shall be construed consistently with this Section 1.2 and shall not be given independent or additional effect."

                4.      Addition of Section 1.3 to the Credit Agreement. Section
1.3 is hereby added to the Credit Agreement as follows:

                "Section 1.2 References to Guarantors and Guaranties. Certain Subsidiaries of the Borrower have agreed to guarantee the obligations of the Borrower under and with respect to the Credit Agreement and the other Loan Documents. All references in the Credit Agreement or the other Loan Documents to "Guarantors", "Guaranties" or like defined terms shall be deemed to refer to the Guarantors and Guaranties as each such term is defined in the Credit Agreement as amended, modified or otherwise supplemented to date; provided, however, that the foregoing shall not limit the Borrower's responsibility for or assumption of the Prior Guarantor Obligations."

                5.      Amendment of Section 2.13 of the Credit Agreement.
Section 2.13 of the Credit Agreement is hereby amended in its entirety to read as follows:

                "Section 2.13 Use of Proceeds. The Proceeds of each Borrowing shall be used by the Borrower for its general corporate purposes and may from time to time be loaned to its Subsidiaries for their working capital and general corporate purposes."

                6.      Amendment to Section 3.2 of the Credit Agreement.
Section 3.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

                "Section 3.2 Conditions Precedent to All Borrowings. The obligation of the Banks to fund each request for a Borrowing or to issue each Letter of Credit shall be subject to the further conditions precedent that on such date:

                        (a)     the representations and warranties contained in
                Article IV hereof are correct in all material respects on and as of the date of such Advance as though made on and as of such date; and

                        (b) no event has occurred and is continuing, or would result from such Advance, which constitutes a Default or an Event of Default."

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                7.      Amendment to Section 4.15 to the Credit Agreement.
Section 4.15 of the Credit Agreement is hereby amended in its entirety to read as follows:

                "Section 4.15 Acquisition. The Borrower and Entegris Cayman have completed the Acquisition in compliance with all material terms of the Acquisition Documents. The Borrower and/or Entegris Cayman have the title specified in the Acquisition Documents to all assets the subject of the Acquisition and such assets are free and clear of all mortgages, security interests, liens and encumbrances, except those specifically contemplated by the Acquisition Documents."

                8.      Amendment to Section 5.1(a) of the Credit Agreement.
Section 5.1(a) of the Credit Agreement is hereby amended by deleting the text "Exhibit B to the Second Amendment" therein and inserting the text "Exhibit E" in its place.

                9. Amendments to Section 5.1(b) of the Credit Agreement. The following amendments are hereby made to Section 5.1(b) of the Credit Agreement.

                        (a) The text "Exhibit C to the Second Amendment" is hereby deleted and the text "Exhibit F" is hereby inserted in its place.

                        (b) The text "in Sections 5.8 through 5.10" at the end of such Section is hereby deleted and the text "the Financial Covenants" is hereby inserted in its place.

                10.     Amendment to Section 5.8 of the Credit Agreement.
Section 5.8 of the Credit Agreement is hereby amended to read in its entirety as follows:

                "Section 5.8 Fixed Charge Coverage Ratio. As of each Covenant Computation Date, the Borrower and its Subsidiaries, on a consolidated basis, will maintain a Fixed Charge Coverage Ratio of not less than 1.10 to 1.00."

                11.     Amendment to Section 5.9 of the Credit Agreement.
Section 5.9 of the Credit Agreement is hereby amended to read in its entirety as follows:

                "Section 5.9 Leverage Ratio. As of each Covenant Computation Date, the Borrower and its Subsidiaries, on a consolidated basis, will maintain a Leverage Ratio of not more than 2.25 to 1.00."

                12.     Amendment to Section 5.10 of the Credit Agreement.
Section 5.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

                "Section 5.10 Minimum Tangible Net Worth. As of each Covenant Computation Date occurring on or after February 28, 2003, the Borrower and its Subsidiaries, on a consolidated basis, will maintain a Tangible Net Worth of not less than the sum of $201,000,000 plus (a) fifty percent (50%) of the Net Income (unless

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        such amount is negative, in which case it shall be ignored for purposes of this Section) realized by the Borrower and its Subsidiaries, on a consolidated basis, for each Covenant Computation Period commencing on or after December 1, 2002, and (b) fifty percent (50%) of the net cash proceeds received by the Borrower and/or its Subsidiaries from any equity offering made by the Borrower and/or its Subsidiaries at any time on or after December 1, 2002."

                13.     Amendment of Section 5.11 of the Credit Agreement.
Section 5.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

                "Section 5.11 Minimum Domestic Tangible Net Worth. As of each Covenant Computation Date occurring on or after February 28, 2003, the Borrower, its Domestic Subsidiaries and the Guarantors, will maintain, on a consolidated basis, a Domestic Tangible Net Worth of not less than $125,000,000."

                14.     Amendment of Section 5.12 to the Credit Agreement.
Section 5.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

                "Section 5.12 Minimum Cash and Cash Equivalents. The Borrower and its Subsidiaries, on a consolidated basis, will at all times own and maintain cash and cash equivalents in an aggregate amount of not less than $75,000,000 and the Borrower will at all times cause not less than $40,000,000 of such amount to be held and maintained as Domestic Cash."

                15.     Addition of Section 5.13 to the Credit Agreement.
Section 5.13 of the Credit Agreement is hereby added as follows:

                "Section 5.13 Domestic Subsidiaries. The Borrower will cause each of its Domestic Subsidiaries, as and when created or acquired, to become a Guarantor and to, concurrent with such creation or acquisition, execute and deliver a Guaranty to the Agent for the benefit of the Banks."

                16.     Addition of Section 5.14 to the Credit Agreement.
Section 5.14 of the Credit Agreement is hereby added as follows:

                "Section 5.14 Opinion of Counsel to Asyst. The Borrower will use commercially reasonable efforts to cause counsel to Asyst in connection with the Acquisition to provide a reliance letter to the Agent and the Banks permitting the Agent and the Banks to rely on such counsel's opinion letter delivered in connection with the Acquisition within 30 days of the date of the Fourth Amendment."

                17.     Amendment of Section 6.1 of the Credit Agreement. Clause
(a) of Section 6.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

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                "(a) mortgages, deeds of trust, pledges, liens, security
        interests and assignments in existence on the effective date of the Fourth Amendment and listed in Schedule 6.1 (including any subsequent extension or renewal of such mortgages, deeds of trust, pledges, liens, security interests and assignments to the extent (i) the related extension or renewal of the Debt secured thereby is otherwise permitted under this Agreement, (ii) the principal amount secured thereby is not increased above the amount outstanding immediately prior to such extension or renewal, and (iii) the property subject thereto is not increased)."

                18. Amendment of Section 6.2 of the Credit Agreement. Clauses (e), (h) and (i) of Section 6.2 of the Credit Agreement are hereby amended in their entirety to read and clause (j) is hereby added thereto as follows:

                        (e) Subordinated Debt, or renewals thereof, provided that (a) it is subordinated to the prior payment of all indebtedness, reimbursement obligations and guaranties of the Borrower and its Subsidiaries in favor of the Banks on terms and conditions approved in writing by the Banks and (b) the aggregate amount of Subordinated Debt at any one time outstanding does not exceed $5,000,000 (all Subordinated Debt is properly reflected in Schedule 6.2);

                        (h) Indebtedness for borrowed money in foreign currencies in an aggregate principal amount not to exceed at any time $30,000,000 (all Indebtedness for borrowed money in foreign currencies is properly reflected in Schedule 6.2);

                        (i) Indebtedness for borrowed money not permitted by any other subsection of this Section 6.2 in an aggregate principal amount not to exceed at any time $10,000,000; and

                        (j)     Indebtedness arising from Intercompany Loans.

                19.     Amendment of Section 6.3 of the Credit Agreement. Clause
(c) of Section 6.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

                "(c) guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons listed in Schedule 6.3, together with any extension, renewal or replacement thereof (so long as such indebtedness is not increased above the amount outstanding immediately prior to giving effect to any such extension, renewal or replacement);"

                20.     Amendment of Section 6.4 of the Credit Agreement.
Section 6.4 of the Credit Agreement is hereby amended in its entirety to read as follows:

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                '"Section 6.4 Investments. The Borrower will not, and will not permit any Subsidiary to, purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or create or acquire any Subsidiary or make any investment or acquire any interest whatsoever in, any other Person, except:

                        (a) investments (either directly or through mutual funds) in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute the full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by a U.S. corporation rated "A-1" or "A-2" by Standard & Poors Rating Group or "P-1" or "P-2" by Moody's Investors Service, certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation) and such other investments as the Borrower shall request and the Banks shall approve in writing;

                        (b) any investment by the Borrower or any of its Subsidiaries in the stock of any Subsidiary or in the stock of any Affiliate set forth on Schedule 4.4;

                        (c)     Intercompany Loans;

                        (d) loans to officers and employees of the Borrower or officers and employees of any of its Subsidiaries not exceeding at any one time an aggregate of $500,000;

                        (e) travel advances to officers and employees of the Borrower or officers and employees any of its Subsidiaries or any other similar advances in the ordinary course of business;

                        (f) advances in the form of progress payments, prepaid rent or security deposits or any other similar advances in the ordinary course of business;

                        (g) the acquisition of the stock or assets of another Person so long as, prior to each such acquisition, the Borrower has submitted to the Agent financial projections, certificates and other documentation which establish that, after giving effect to such acquisition:

                                        (A)   the Borrower and its Subsidiaries
                                              will be in compliance with all
                                              covenants and terms of this

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                                              Agreement and the other Loan
                                              Documents through the Maturity
                                              Date;

                                        (B)   the acquired business of such
                                              Person is in the same line of
                                              business as an existing business
                                              of the Borrower or its
                                              Subsidiaries; and

                                        (C)   all consideration (whether in the
                                              form of cash paid, indebtedness
                                              assumed or otherwise) given by the
                                              Borrower and its Subsidiaries for
                                              acquisitions permitted under this
                                              Section 6.4(g) shall not exceed an
                                              aggregate amount of $25,000,000
                                              during the fiscal year in which
                                              such acquisition occurs (provided,
                                              however, that the Acquisition
                                              shall not be counted for purposes
                                              of determining compliance with the
                                              $25,000,000 limitation set forth
                                              in this Section 6.4(g)(C)); and

                        (h)     the Acquisition."

                21. Amendment of Section 6.6 of the Credit Agreement. Clauses (b) and (c) of Section 6.6 of the Credit Agreement are hereby amended in their entirety to read and clause (d) is hereby added as follows:

                        (b) sales, leases and assignments by the Borrower or any of its Subsidiaries of its properties in the ordinary course of its business;

                        (c) sales or leases by the Borrower or any of its Subsidiaries of its surplus, obsolete or worn-out properties; or

                        (d)     Intercompany Loans."

                22.     Amendment of Section 6.8 of the Credit Agreement.
Section 6.8 of the Credit Agreement is hereby amended to delete the reference to "Section 6.4(g)" at the end of such Section and to insert the text "Section 6.4" in its place.

                23.     Amendment of Section 7.1 of the Credit Agreement.
Section 7.1 of the Credit Agreement is hereby amended by amending clauses (d) and (n) thereof to read in their entirety as follows:

                "(d) default in the performance, or breach, of any covenant or agreement on the part of the Borrower contained in any Financial Covenant or in Article VI; or"

                "(n) any Guarantor shall repudiate, purport to revoke or fail to perform any of such Guarantor's obligations under its Guaranty or any other Loan Document to which it is a party; or"

                24. Revised Schedules. The following Schedules and/or Exhibits to the Credit Agreement (whether originally attached to the Credit Agreement or subsequently becoming part of the Credit Agreement by amendment) are hereby replaced in their entirety as follows:

                (a) Exhibit A to the Second Amendment (originally given in replacement of Exhibit A to the Credit Agreement) is hereby replaced by Exhibit A to the Fourth Amendment, with the effect that Exhibit A to the Fourth Amendment shall hereafter constitute Exhibit A for all purposes of the Credit Agreement.

                (b) Exhibit B to the Second Amendment (originally given in replacement of Exhibit E to the Credit Agreement) is hereby replaced by Exhibit B to the Fourth Amendment, with the effect that Exhibit B to the Fourth Amendment shall hereafter constitute Exhibit E for all purposes of the Credit Agreement.

                (c) Exhibit C to the Second Amendment (originally given in replacement of Exhibit F to the Credit Agreement) is hereby replaced by Exhibit C to the Fourth Amendment, with the effect that Exhibit C to the Fourth Amendment shall hereafter constitute Exhibit F for all purposes of the Credit Agreement.

                (d) Schedule 4.4 to the Second Amendment (originally given in replacement of Schedule 4.4 to the Credit Agreement) is hereby replaced by Schedule 4.4 to the Fourth Amendment, with the effect that
        Schedule 4.4 to the Fourth Amendment shall hereafter constitute Schedule
        4.4 for all purposes of the Credit Agreement.

                (e) Schedule 6.1 to the Second Amendment (originally given in replacement of Schedule 6.1 to the Credit Agreement) is hereby replaced by Schedule 6.1 to the Fourth Amendment, with the effect that
        Schedule 6.1 to the Fourth Amendment shall hereafter constitute Schedule
        6.1 for all purposes of the Credit Agreement.

                (f) Schedule 6.2 to the Second Amendment (originally given in replacement of Schedule 6.2 to the Credit Agreement) is hereby replaced by Schedule 6.2 to the Fourth Amendment, with the effect that
        Schedule 6.2 to the Fourth Amendment shall hereafter constitute Schedule
        6.2 for all purposes of the Credit Agreement.

                (g) Schedule 6.3 to the Second Amendment (originally given in replacement of Schedule

        6.3 to the Credit Agreement) is hereby replaced by Schedule 6.3 to the Fourth Amendment, with the effect that Schedule 6.3 to the Fourth Amendment shall hereafter constitute Schedule 6.3 for all purposes of the Credit Agreement.

                25. Amendment Fee. In consideration of the Banks' entering into this Amendment, the Borrower shall pay to the Agent, for the ratable benefit of the Banks in accordance with their Percentages, a facility increase fee of 0.125% of the increase in the Revolving Commitment Amount effected by this Amendment. Such fee shall be deemed fully earned by the Banks' execution and delivery of this Amendment.

                26. Conditions Precedent. This Amendment shall become effective when the Agent shall have received the following, each in form and content acceptable to the Agent in its sole discretion:

                (a) This Amendment duly executed on behalf of the Borrower, the Banks and the Agent;

                (b) A Revolving Note duly executed on behalf of the Borrower in favor of each Bank in the amount of such Bank's Revolving Commitment, issued in substitution for and replacement of, but not payment of such Bank's Revolving Note (as defined in the Second Amendment);

                (c)     Copies of the executed Acquisition Documents;

                (d) A certified copy of the resolutions of the board of directors of the Borrower evidencing approval of the Amendment and all matters contemplated hereby;

                (e) A signed copy of a certificate of the Secretary or an Assistant Secretary of the Borrower, which shall certify (i) the names of the officers of the Borrower authorized to sign the Amendment and the documents to be executed by the Borrower in connection therewith, together with the true signatures of such officers, (ii) the resolutions described in (e) above, and (iii) that the Articles of Incorporation and Bylaws of the Borrower certified to the Agent and the Banks in connection with the Consent remain in full force and effect and have not been amended or modified since such certification;

                (f) A certificate of good standing of the Borrower, dated not more than thirty (30) days prior to the date hereof;

                (g) A certified copy of the resolutions of the sole shareholder of NT International evidencing approval of its Guaranty and all matters contemplated thereby;

                (h) Copies of the Articles of Incorporation and Bylaws of NT International certified by the Secretary or Assistant Secretary of the Borrower, the sole shareholder of NT International, as being true and correct copies thereof;

                (i) A signed copy of a certificate of the Secretary or an Assistant Secretary of the Borrower, the sole shareholder of NT International, which shall certify the names of the officers of NT International authorized to sign its Guaranty and the documents to be executed by NT International in connection therewith, together with the true signatures of such officers.

                (j) A certificate of good standing of NT International, dated not more than thirty (30) days prior to the date hereof;

                (k) A certified copy of the resolutions of the sole shareholder of Entegris Custom Products evidencing approval of its Guaranty and all matters contemplated thereby;

                (l) Copies of the Articles of Incorporation and Bylaws of Entegris Custom Products certified by the Secretary or Assistant Secretary of the Borrower, the sole shareholder of Entegris Custom Products, as being true and correct copies thereof;

                (m) A signed copy of a certificate of the Secretary or an Assistant Secretary of the Borrower, the sole shareholder of Entegris Custom Products, which shall certify the names of the officers of Entegris Custom Products authorized to sign its Guaranty and the documents to be executed by Entegris Custom Products in connection therewith, together with the true signatures of such officers;

                (n) A certificate of good standing of Entegris Custom Products, dated not more than thirty (30) days prior to the date hereof;

                (o) Current searches of appropriate filing offices showing that no state or federal tax liens have been filed and remain in effect against the Borrower, NT International or Entegris Custom Products and that no financing statements or other notifications or filings have been filed and remain in effect against the Borrower, NT International or Entegris Custom Products other than those for which the Agent has received an appropriate release, termination or satisfaction or those permitted in accordance with Section 6.1 of the Credit Agreement;

                (p) A signed copy of an opinion of counsel to the Borrower, NT International and Entegris Custom Products, addressed to the Agent and the Banks; and

                (q) The Guaranties of NT International and Entegris Custom Products, duly executed on behalf of such parties.

                27. Reference to and Effect on the Credit Agreement and the other Loan Documents. Except as otherwise amended by this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents prior to giving effect to this Amendment shall remain in full force and effect in accordance with their terms.

                28. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

                29. Borrower Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Agent and each of the Banks, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (the "Released Parties"), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against such Released Party for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment in connection with or related to the transactions evidenced by the Loan Documents, whether such claims, demands and causes of action are mature or unmatured or known or unknown.

                30. No Waiver. The execution of this Amendment shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Agent and/or the Banks and whether or not existing on the date of this Amendment.

                31. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Agent and the Banks as follows:

                (a) The Borrower has all requisite power and authority to execute this Amendment and the Revolving Notes and to perform all of its obligations under the Credit Agreement, as amended by this Amendment, and the Credit Agreement, as amended by this Amendment, this Amendment, the Revolving Notes and the other Loan Documents executed on behalf of the Borrower have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.

                (b) The execution, delivery and performance by the Borrower of the Credit Agreement, as amended by this Amendment, the Amendment, the Revolving Notes and the other Loan Documents executed on behalf of the Borrower have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the Articles of Incorporation or Bylaws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                (c)     All of the representations and warranties contained in
        Article IV of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                32. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment; and any and all references in any of the other Loan Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment. All references to schedules or exhibits in the Credit Agreement shall be deemed to include the amendments to such schedules and exhibits effected hereby.

                             Signature Page Follows

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

Address:                                ENTEGRIS, INC.
3500 Lyman Boulevard
Chaska, Minnesota 55318
Attn:  John Villas                      By        /s/ James E. Dauwalter
Telecopy No. (952) 556-8644                -------------------------------------
                                            Its     Chief Executive Officer
                                                --------------------------------

                                        And

                                        By            /s/ John Villas
                                           -------------------------------------
                                            Its     Chief Financial Officer
                                                --------------------------------

Address:                                WELLS FARGO BANK, NATIONAL
7900 Xerxes Avenue South                 ASSOCIATION, , as a Bank and as Agent
MAC N9307-013
Bloomington, Minnesota  55431
Attn:  Richard G. Trembley
Telecopy No. (612) 316-1621

Revolving Commitment:  $20,000,000      By        /s/ Richard G. Trembley
Percentage:  50%                           -------------------------------------
                                            Its          Vice President
                                                --------------------------------


Address:                                HARRIS TRUST AND SAVINGS BANK, as
111 West Monroe                          Bank
P.O. Box 755
Chicago, Illinois  60690
Attn:  Michael M. Fordney
Telecopy No. (312) 293-5040

Revolving Commitment:  $20,000,000      By        /s/ Michael M. Fordney
Percentage:  50%                           -------------------------------------
                                            Its          Vice President
                                                --------------------------------

             Signature Page to Fourth Amendment to Credit Agreement

                                                                    EXHIBIT A TO
                                                                FOURTH AMENDMENT

                                 REVOLVING NOTE

$20,000,000                                               Minneapolis, Minnesota
                                                               February 26, 2003


           FOR VALUE RECEIVED, the undersigned, ENTEGRIS, INC., a Minnesota corporation (the "Borrower"), hereby promises to pay to the order of ________________ (the "Bank"), at the main office of Wells Fargo Bank, National Association, as Agent (herein, in such capacity, the "Agent"), in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Twenty Million Dollars ($20,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Bank to the Borrower under the Credit Agreement (defined below), together with interest on the principal amount hereunder from the date hereof until this Note is fully paid at the rates from time to time in effect under the Credit Agreement dated as of November 30, 1999, by and among the Borrower, the Agent, the Bank and the various other banks as therein described, as amended by a First Amendment to Credit Agreement dated as of October 17, 2000, a Second Amendment to Credit Agreement dated as of March 1, 2002, a Consent and Amendment dated as of February 7, 2003 and a Fourth Amendment to Credit Agreement of even date herewith (as so amended and as hereafter amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

           The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

           This Note is issued pursuant to, and is subject to, the Credit Agreement, which provides, among other things, for acceleration hereof upon the occurrence of certain events. This Note is a Revolving Note as referenced in the Credit Agreement. This Note is issued in replacement of, and in substitution for, but not in payment of, that certain Revolving Note of the Borrower dated March 1, 2002, payable to the order of the Bank in the original principal amount of $10,000,000.

           The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

           Presentment or other demand for payment, notice of dishonor and protest are expressly waived.


                                        ENTEGRIS, INC.


                                        By ______________________________
                                           Its __________________________


                                        And


                                        By ______________________________
                                           Its __________________________

                                                                    EXHIBIT B TO
                                                                FOURTH AMENDMENT

    Certificate of Chief Financial Officer as to Annual Financial Statements

TO:               Wells Fargo Bank,
           National Association, as Agent
           7900 Xerxes Avenue South
           MAC N9307-013
           Bloomington, Minnesota 55431
           Attention: Richard G. Trembley

Date:      __________________, _____

Re:        Audited Annual Financial Statements - Entegris, Inc. (the "Borrower")

           We refer to the Credit Agreement dated as of November 30, 1999 (as amended, supplemented or otherwise modified to date, the "Credit Agreement") among the Borrower, certain banks named therein (the "Banks") and Wells Fargo Bank, National Association, as Agent for such Banks. Capitalized terms used herein but not otherwise defined shall have the same meanings assigned to them in the Credit Agreement.

           I am the duly qualified and acting Chief Financial Officer of the Borrower, and I am familiar with the financial statements and financial affairs of the Borrower and its Subsidiaries and am authorized to execute this Certificate on behalf of the Borrower.

           Pursuant to Section 5.1(a) of the Credit Agreement, attached are the audited financial statements of the Borrower and its Subsidiaries prepared by _________________ as of and for the fiscal year ended ______________, ____. I certify that such financial statements have been prepared in accordance with GAAP, fairly present the financial condition of the Borrower and its Subsidiaries and the results of the operations of the Borrower and its Subsidiaries for the period then ended, and conform to the requirements of
Section 5.1(a) of the Credit Agreement. I further certify that I have obtained no knowledge, except as specifically stated in the attachment hereto, of any Default or Event of Default.

                                        ENTEGRIS, INC.


                                        By ______________________________
                                           Its __________________________

                                        And


                                        By ______________________________
                                           Its __________________________

                                                                    EXHIBIT C TO
                                                                FOURTH AMENDMENT

Certificate of Chief Financial Officer as to Fiscal Quarter Financial Statements

TO:               Wells Fargo Bank,
           National Association, as Agent
           7900 Xerxes Avenue South
           MAC N9307-013
           Bloomington, Minnesota 55431
           Attention:  Richard G. Trembley

Date:      __________________, ______

Re:        Fiscal Quarter Financial Statements - Entegris, Inc. (the "Borrower")

           We refer to the Credit Agreement dated as of November 30, 1999 (as amended, supplemented or otherwise modified to date, the "Credit Agreement") among the Borrower, certain banks named therein (the "Banks") and Wells Fargo Bank, National Association, as Agent for such Banks. Capitalized terms used herein but not otherwise defined shall have the same meanings assigned to them in the Credit Agreement.

           I am the duly qualified and acting Chief Financial Officer of the Borrower, and I am familiar with the financial statements and financial affairs of the Borrower and its Subsidiaries and am authorized to execute this Certificate on behalf of the Borrower.

           Pursuant to Section 5.1(b) of the Credit Agreement, attached are the required unaudited financial statements of the Borrower and its Subsidiaries as of __________________ (the "Covenant Computation Date"). I certify that such financial statements have been prepared in accordance with GAAP, fairly present the financial condition of the Borrower and its Subsidiaries as of the Covenant Computation Date and the results of the operations of the Borrower and its Subsidiaries for the period then ended, subject to year-end adjustments, and conform to the requirements of Section 5.1(b) of the Credit Agreement.

           Events of Default. (Check one):

           [_] The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

           [_] The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

           A. Floating Rate Margin, Eurodollar Rate Margin and Unused Commitment Fee Percentage. I further certify that:

           1. Ratio of Total Funded Debt to EBITDA as of Covenant Computation Date. The applicable Ratio of Total Funded Debt to EBITDA for the Covenant Computation Date is _____ to 1.00.

                  2. Minimum Cash and Cash Equivalents. The Borrower [_] has [_] has not satisfied the requirements of Section 5.12 at all times during the fiscal quarter immediately preceding the Covenant Computation Date.

                  3. Floating Rate Margin. Commencing on the first day of the first month following the applicable Quarterly Financial Statement Due Date, the Floating Rate Margin shall be _______%.

                  4. Eurodollar Rate Margin. Commencing on the first day of the first month following the applicable Quarterly Financial Statement Due Date, the Eurodollar Margin shall be _________%.

                  5. Unused Commitment Fee Percentage. Commencing on the first day of the first month following the applicable Quarterly Financial Statement Due Date, the Unused Commitment Fee Percentage shall be __________%.

                  B. Financial Covenants. I further hereby certify as follows:

                  1. Fixed Charge Coverage Ratio. Pursuant to Section 5.8 of the Credit Agreement, as of the Covenant Computation Date, the Fixed Charge Coverage Ratio of the Borrower and its Subsidiaries was _____ to 1.00 which [_] satisfies [_] does not satisfy the requirement that such ratio be not less than 1.10 to 1.00 on the Covenant Computation Date.

                  2. Leverage Ratio. Pursuant to Section 5.9 of the Credit Agreement, as of the Covenant Computation Date, the Leverage Ratio of the Borrower and its Subsidiaries was _____ to 1.00 which [_] satisfies [_] does not satisfy the requirement that such ratio be not more than 2.25 to 1.00 on the Covenant Computation Date.

                  3. Minimum Tangible Net Worth. Pursuant to Section 5.10 of the Credit Agreement, as of the Covenant Computation Date, the Tangible Net Worth of the Borrower and its Subsidiaries was $___________ which [_] satisfies [_] does not satisfy the requirement that the Borrower's Tangible Net Worth be not less than the sum of $201,000,000 plus (a) fifty percent (50%) of the Net Income (unless such amount is negative, in which case it shall be ignored for purposes of this Section) realized by the Borrower and its Subsidiaries, on a consolidated basis, for each Covenant Computation Period commencing on or after December 1, 2002, and (b) fifty percent (50%) of the net cash proceeds received by the Borrower and/or its Subsidiaries from any equity offering made by the Borrower and/or its Subsidiaries at any time on or after December 1, 2002.

                  4. Minimum Domestic Tangible Net Worth. Pursuant to Section
           5.11 of the Credit Agreement, as of the Covenant Computation Date, the Domestic Tangible Net Worth of the Borrower, its Domestic Subsidiaries and the Guarantors was $______________, which [_] satisfies [_] does not satisfy the requirement that such Domestic Tangible Net Worth be not less than $125,000,000.

                  5. Minimum Cash and Cash Equivalents. Pursuant to Section 5.12 of the Credit Agreement, as of the Covenant Computation Date, the cash and cash equivalents of the Borrower and its Subsidiaries, on a consolidated basis, were

           $_________________, which [_] satisfies [_] does not satisfy the requirement that such cash and cash equivalents be not less than $75,000,000 at any time and $_____________ of such cash and cash equivalents constitute Domestic Cash which [_] satisfies [_] does not satisfy the requirement that Domestic Cash be not less than $40,000,000 at any time.

                  Set forth on Schedule I attached hereto are all relevant facts in reasonable detail to evidence and to compute (A) the ratio of Total Funded Debt to EBITDA of the Borrower and its Subsidiaries for purposes of establishing the appropriate Floating Rate Margin, Eurodollar Rate Margin and Unused Commitment Fee Percentage and (B) whether or not the Borrower is in compliance with the Financial Covenants.

                                       ENTEGRIS, INC.


                                       By _________________________________
                                          Its _____________________________

                                       And


                                       By _________________________________
                                          Its _____________________________

                                                SCHEDULE 4.4 TO FOURTH AMENDMENT


             SCHEDULE OF SUBSIDIARIES AND AFFILIATES OF THE BORROWER


 Entegris, Inc.
 Subsidiaries
        Feb-03

 Jurisdiction          % Ownership   Name                                         Classification
 --------------------------------------------------------------------------------------------------
 US                                  Entegris, Inc.                               Parent
 US                         100%     Entegris Custom Products, Inc.               Subsidiary
 US                         100%     NT International, Inc.                       Subsidiary
 US-Taiwan                  100%     Entegris Taiwan, Inc.                        Subsidiary
 US-Netherlands Branch      100%     Entegris Netherlands, Inc.                   Subsidiary
 US                         100%     Electrol Specialities                        Subsidiary
 Cayman                     100%     Entegris Cayman, LTD                         Subsidiary
 Germany                    100%     Entegris Europe, GmbH                        Subsidiary
 Japan                      100%     Entegris Japan, K.K.                         Subsidiary
 Japan                      100%     Entegris Techno, K.K.                        Subsidiary
 Singapore                  100%     Fluoroware S.E. Asia, Pte. Ltd.              Subsidiary
 France                     100%     Entegris France, SARL                        Subsidiary
 Korea                      100%     Entegris Korea, Inc.                         Subsidiary
 Japan                      100%     Fluoroware Valqua Japan, K.K.                Subsidiary
 Jamaica                    100%     Fluoroware Jamaica, Ltd.                     Subsidiary
 Malaysia                   100%     Entegris Malaysia, Sdn. Bhd.                 Subsidiary
 Barbados                   100%     Empak, FSC                                   Subsidiary
 Singapore                  100%     Entegris Singapore Pte. Ltd.                 Subsidiary
 Singapore                   70%     Atcor JCS, Pte. Ltd.                         Subsidiary

 --------------------------------------------------------------------------------------------------

 Entegris, Inc.
 Affiliates
        Feb-03

 Jurisdiction          % Ownership   Name                                         Classification
 --------------------------------------------------------------------------------------------------
 US                          49%     Oregon Labs                                  Affiliate
 Netherlands                 13%     Metron Technology, SV                        Affiliate
 PRC                         45%     Xiangfan Huaguang Atcor Technology, LLC      Affiliate
 Taiwan                      50%     Entegris Precision Technology, Ltd.          Affiliate

 --------------------------------------------------------------------------------------------------

                           Schedules 6.1, 6.2 and 6.3

                                                                        --------------------------------------------------------
Entegris                                                                6.2 Indebtness                 6.1 Liens/Mortgages
                                                                        --------------------------------------------------------
  August 31, 2002

                                                                        Total          Current
Long-Term Debt                        Party                             Debt                      2003 Liens
--------------------------------------------------------------------------------------------------------------------------------
                      Entegris        Ann Zitzloff                             247,128          52,489 Subordinated
                      US              Wayne Zitzloff                           199,825          42,366 Subordinated
                                      DRKW                                     934,232         421,278 SAP Software
                                      Dan Quernemoen                         2,860,727         251,676 Subordinated
                                                                        -------------------------------
                                      Total Entegris                         4,241,912         767,809
                                                                        -------------------------------

          0.981836033 GmbH            Commerzbank HN                           223,091          55,783 Secured Equip/Bldg
                      Germany         Commerzbank HN                            85,052          36,817 Secured Equip/Bldg
                                      Commerzbank HN                            49,402          19,769 Secured Equip/Bldg
                                      Commerzbank HN                           373,115         124,372 Secured Equip/Bldg
                                      Commerzbank HN                         1,016,560         225,902 Secured Equip/Bldg
                                                                        -------------------------------
                                      Total GmbH                             1,747,220         462,643
                                                                        -------------------------------

          0.008449514 New FVJ         Japan Finance Corp                     1,704,436         127,757 Secured Equip/Bldg
                      Japan           Yamagata Bank                             49,438          49,438 Secured Equip/Bldg
                                      Bond                                   1,858,893                 Secured Equip/Bldg
                                      Yamagata Bank                            577,237         223,371 Secured Equip/Bldg
                                      Yamagata Bank                            222,814         140,938 Secured Equip/Bldg
                                                                        -------------------------------
                                      Total Nippon                           4,412,818         541,504 Secured Equip/Bldg
                                                                        -------------------------------

                      Custom Products IRB                                    1,150,000         100,000 Secured Bldg
                                                                        -------------------------------
                      US              Total CP                               1,150,000         100,000 Guranteed by Entegris
                                                                        -------------------------------

          0.008449514 E-Techno        Loan #3                                   97,169          50,697 Secured Equip
                                                                        -------------------------------
                      Japan           Total Techno                              97,169          50,697
                                                                        -------------------------------

                      Entegris        Jennifer & Sharon King                    87,500          87,500 No Security
                      US              Shinsho America                           11,076          11,076 No Security
                                      Ford Credit                               14,754           9,569 Secured Equip
                                      Trinity Capital                            2,004           2,004 Secured Equip
                                                                        -------------------------------
                                      Total Atcor                              115,334         110,149
                                                                        -------------------------------

                      Entegris        SBA Loan 2                               943,124          25,791 Secured Bldg/Land
                      US              SBA Loan 1                             1,954,745          29,077 Secured Bldg/Land
                                      Capital Lease US Bankcorp                 64,539          16,910 Secured Equip
                                      Capital Lease Santa Barbara               56,580          14,150 Secured Equip
                                      Capital Lease Network Cap                 51,812          25,907 Secured Equip
                                                                        -------------------------------
                                      Total CCS                              3,070,800         111,835
                                                                        -------------------------------


                                                                        -------------------------------
                      Consolidated:                                         14,835,253       2,144,637
                                                                        -------------------------------

                                                                        --------------------------------------------------------
Entegris                                                                6.2 Indebtness                 6.1 Liens/Mortgages
                                                                        --------------------------------------------------------
  August 31, 2002

                                                                        Total          Current
Short-term Debt                       Party                             Debt                      2003 Liens
--------------------------------------------------------------------------------------------------------------------------------
                      FVJ             Bank of Tokyo Mitsubishi               2,365,864       2,365,864 Secured Assets
                      Japan           Sumitomo Mitsui Bank                   1,689,903       1,689,903 Secured Assets
                                      Mizuho Bank                            3,379,806       3,379,806 Secured Assets
                                      Mizuzo Bank                              211,238         211,238 Secured Assets
                                      UFJ Bank                                 337,981         337,981 Secured Assets

                      E-Techno        Bank of Tokyo Mitsubishi               1,436,417       1,436,417 Secured Assets
                      Japan

                                                                             9,421,208       9,421,208
                                                                        -------------------------------------------

                                                                        Total          Current
New Short-term Debt                   Party                             Debt                      2003 Liens
--------------------------------------------------------------------------------------------------------------------------------
  February 1, 2003    Entegris        Wells Fargo/Harris                    14,000,000      14,000,000 Unsecured
                      US

----------------------
Exhibt 6.3
----------------------

                                                                        Total          Current
Guarantees                            Party                             Debt                      2003 Liens
--------------------------------------------------------------------------------------------------------------------------------
                      Entegris        Frank Bazo, Dale Sieberling            3,420,000                 Unsecured
                      US              Earn-out,Bldg Lease, Salaries
                                      related to ESC acquisiton January 2003